EXHIBIT 99.2

FINAL TRANSCRIPT

Conference Call Transcript

STFC - Q3 2009 State Auto Financial Earnings Conference Call

Event Date/Time: Oct. 22. 2009 / 10:00AM ET

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

FINAL TRANSCRIPT

Oct. 22. 2009 / 10:00AM ET, STFC - Q3 2009 State Auto Financial Earnings Conference Call

CORPORATE PARTICIPANTS

Steve English

State Auto Financial Corporation - VP & CFO

Bob Restrepo

State Auto Financial Corporation - Chairman, President & CEO

Matt Mrozek

State Auto Financial Corporation - VP & Corporate Actuary

Mark Blackburn

State Auto Financial Corporation - EVP and COO

Jim Duerney

State Auto Financial Corporation - Chief Investment Officer

Cindy Powell

State Auto Financial Corporation - Chief Accounting officer and Treasurer

CONFERENCE CALL PARTICIPANTS

Joe DeMarino

Piper Jaffray - Analyst

Michael Phillips

Stiefel Nicolaus - Analyst

Paul Newsome

Sandler O’Neill & Partners - Analyst

PRESENTATION

Operator

Welcome to State Auto’s financial third quarter earnings conference call. Initially, you will be in a listen-only mode. Today’s call is being recorded. If you have any questions you should disconnect at this time. At the beginning of the question and answer session please press star, one to submit a question.

At this point, I would like to turn the call over to Mr. Steve English, State Auto’s Chief Financial Officer. Mr. English, you may proceed.

Steve English - State Auto Financial Corporation-VP & CFO

Thank you, Tom.

Good morning, and welcome to our third quarter 2009 earnings conference call. Today I’m joined by several members of STFC’s Senior Management Team — our Chairman, President, and CEO, Bob Restrepo, Chief Operating Officer, Mark Blackburn, Chief Investment Officer, Jim Duerney, Corporate Actuary, Matt Mrozek, and our Chief Accounting Officer and Treasurer, Cindy Powell.

Today’s call will include prepared remarks by our CEO, Bob Restrepo, and myself, after which we will open the lines for questions.

Please note our comments today may include forward-looking statements, which by their nature involve a number of risk factors and uncertainties which may affect future financial performance. Such risk factors may cause actual results to differ materially from those contained in our projections or forward-looking statements.

FINAL TRANSCRIPT

Oct. 22. 2009 / 10:00AM ET, STFC - Q3 2009 State Auto Financial Earnings Conference Call

These types of factors are discussed at the end of our press release, as well as in our annual and quarterly filings with the Securities & Exchange Commission, to which I refer you.

A financial packet containing reconciliations of certain non-GAAP measures, along with supplemental financial information was distributed to registered participants prior to this call and made available to all interested parties on our website, www.stateauto.com under the Investor Section as an attachment to the press release.

Now, I’ll turn the call over to STFC’s Chairman, President and CEO, Bob Restrepo.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Thank you, Steve. And good morning, everyone.

Needless to say, we’re pleased with our improved underwriting results in the third quarter and the increase in our book value to $21.00 a share. Our results were driven by a number of factors, including lower catastrophe experience, resulting from better weather, and recoveries from our new aggregate reinsurance treaty, stable, non-catastrophe loss ratio results. Also, a stable expense ratio, despite incurring some costs from our restructuring initiatives. Strong premium growth, once again, driven by personal insurance, and improved investment valuations with virtually no impact from other than temporary impairment. It’s good to be back in the black. We think we’re well positioned for improved results going forward.

This morning I’ll discuss operating highlights, and Steve will review the components of our book value growth, the details of investment income results, and the positive impact we’ve experienced from our aggregate reinsurance treaty.

Catastrophe results were the lowest we’ve experienced in the third quarter since — in the past seven years, partly from favorable weather and partly from the application of the reinsurance treaty. Our catastrophe experience for the quarter was actually 5.2% before adjusting for the reinsurance recovery from the aggregate treaty, which reduced our net CAT loss ratio to 3.6%. Non-catastrophe loss ratio results were elevated a bit relative to the third quarter of last year, but stable, relatively stable on a sequential basis. Personal automobile loss ratio results, both standard and non-standard, increased, as did our ex-catastrophe loss ratio for commercial multi peril, or CMP.

In personal auto loss ratios are up despite flat peer premium trends. We need more price, particularly for fiscal damage coverage, and we’re getting it. In the third quarter we earned a 1.3% increase on our standard personal automobile book, and a 3.6% increase on our non-standard auto book. And our plan calls for somewhat higher price increases through the end of next year 2010.

Our ex-catastrophe property results benefitted this quarter from a return to our more normal large loss experience in both personal and business insurance. All property lines improved with the exception of CMP, where we had some adverse development on prior year losses.

All in all, we’re pleased with our loss ratio results but need more price to improve margins and better anticipate the longer term prognosis for higher levels of inflation which will increase our costs for repairing cars, properties, and people.

As I said, we’re making good progress on the pricing front. In personal auto we continue to increase prices. In the third quarter 3.3 percentage points of our written premium growth is attributable to price increases compared to just over 2% last quarter. We expect this percentage will continue to increase modestly as we file and earn-out price increases and continue to file for new increases in the mid single-digit range.

We’re obviously much more aggressive pricing in the homeowners line. In the third quarter over 5% of our growth is directly attributable to price increases. In addition, we’ve implemented 10 state rate changes this quarter, which will increase rates going forward by over 7%, and next year our plan calls for another round of net increases aggregating to over 10 percentage points.

In addition to price increases, we’ve taken several other actions to improve results in this troubled line. Mandatory wind and hail deductibles are now in place for a third of our operating states, and aggressive insurance, the value program went live in all states this past quarter. We’ve implemented commission reductions which will take effect the first of next year, and we’ll introduce our new bi-peril homeowner product in Missouri by the end of the year.

FINAL TRANSCRIPT

Oct. 22. 2009 / 10:00AM ET, STFC - Q3 2009 State Auto Financial Earnings Conference Call

In business insurance we continue to make good progress in stabilizing our pricing and positioning us for increases in the future. For this quarter our premium per exposure on renewing policies was flat, up 0.1%. Commercial auto remains quite competitive, but we’re getting increases on property, liability, and BOP lines using our new predictive modeling technology, which we call Quest.

We’re pleased with how we can both get the price increases more surgically and still experience relatively high levels of retention. Our goal is not just to get price increases but to get those price increases on a retained book of profitable business. So far, we’ve been able to do that with minimal disruption.

Premium growth in personal insurance continues to be strong, though we expect it to moderate somewhat in the future, partly because of the economy and partly because the year-over-year comparisons will become more challenging.

Our growth is driven by price increases and new growth in expansion states. Our exposure growth in our core states of Ohio, Indiana, and Kentucky is actually flat for auto and homeowners, which is consistent with our strategy to diversify our business geographically.

We continue to leverage our net express technology and have once again increased quota activity by [60%] on a year-to-date basis, utilizing both our net express technology and increased automated bridging solutions.

Business insurance production once again declined in the third quarter. While retention is down a bit, more significant is a lower flow of new business and the increasing impact of the economy on our premium bases. We see it most in the casualty lines. Property oriented classes are holding up reasonably well, but commercial auto, liability, and workers compensation all are down as we experience lower levels of vehicles, sales, and payrolls. Since our industry is a bit of a lagging indicator for economic growth or economic retraction, we expect these trends to continue for several more quarters.

On a more positive note, we implemented BOP Choice, our enhanced business owner policy, this past quarter in Utah. With the ability to attract more classes, such as auto service companies, contractors, restaurants, and manufacturers, this product strengthens our ability to write more casualty oriented risks, and it leverages our investment in bizXpress, our web based rating portal. Assuming a successful 90-day pilot in Utah we will introduce the BOP Choice product into virtually all states in the first half of 2010.

Expense ratio results are once again relatively flat with last year. We incurred higher levels of expenses in the quarter related to the restructuring of our field and claim operations. These expenses primarily relate to severance, relocation, and duplicative rental costs as we shift geographic locations. As I’ve said in the past, these are investments in the future. We expect to see a positive impact on our expense and loss ratio results beginning next year.

And, with that, I’ll turn you all over to Steve English.

Steve English - State Auto Financial Corporation - VP & CFO

Thank you, Bob.

As Bob mentioned, our book value per share increased substantially during the third quarter, fueled by continued improvement in fixed income and equity valuations. Of the $1.36 per share increase for the quarter, other [concrete] income contributed $1.16 per share. Earnings, of course, added $0.33 per share, while dividends reduced book value by $0.15 per share.

On a statutory basis, STFC’s insurance subsidiaries’ statutory surplus now stands at $762 million. Both domestic and international equity markets rose during the quarter and fixed income security valuations improved as yields fell. We continue to hold high quality investments with no significant change in the overall ratings of our portfolio. The quarterly results included net realized gains of $3.6 million, offset by $900,000 of other than temporary impairment losses, primarily related to one large cap industrial equity security.

Net investment income improved sequentially for the second quarter in a row as we continue to invest our funds. This quarter reflected a full quarter’s income on the affiliated notes plus improved performance of our TIF bonds. Year-over-year, though, net investment income continues to trail 2008 due to TIF’s performance, lower dividend yields, and short-term money rates.

FINAL TRANSCRIPT

Oct. 22. 2009 / 10:00AM ET, STFC - Q3 2009 State Auto Financial Earnings Conference Call

To update you on our CAT aggregate treaty, through September 30 we estimate we have almost $101 million of qualifying claims on a group basis. After taking into consideration the 25% co-participation and the pooling impact, STFC recorded $4.9 million of [seeded] losses in the quarter which reduced the net loss and loss expense ratio by 1.6 points. On a year-to-date basis STFC has recorded seeded losses of $12.5 million, reducing the net loss and loss expense ratio by 1.4 points.

As our estimates stand through September, $20.8 million of the $30 million limit has been used. As a reminder, the $30 million limit, of which we participate 25% in, sits atop an $80 million aggregate retention. We have a $5 million franchise deductible, and the aggregate covers PCS member CATs, excluding earthquake and named storms, such as hurricanes and tropical storms.

Consistent with each quarter this year we have recorded taxes based upon our actual results on a year-to-date basis rather than an estimated tax rate for the year due to the uncertainties surrounding making a full year estimate.

And, with that, we’d like to open up the line for any questions you may have.

QUESTION AND ANSWER

Operator

(Operator instructions.)

Our first question comes from Joe DeMarino with Piper Jaffray.

Joe DeMarino - Piper Jaffray - Analyst

Thank you. Good afternoon and good morning.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Good morning.

Joe DeMarino - Piper Jaffray - Analyst

My first question, correct me if I’m wrong, but I’m looking at your balance sheet and your net loss reserves, and it looks like year-over-year your net loss reserves are fairly flat. But then when I look at your net or your new risk written it looks like it’s up some 8% year-over-year. So my question is in a soft market that we’re in here you’re adding additional risk yet your reserves it seems year-over-year are flat. Is there anything I’m missing here? Correct me if I’m wrong, I guess, reconcile that?

Steve English - State Auto Financial Corporation - VP & CFO

I think what you’re perhaps missing is the fact that 2008 we had significant property CAT claims that we’re settling, and those are running off this year.

Joe DeMarino - Piper Jaffray - Analyst

Okay, anything else, or — ?

Steve English - State Auto Financial Corporation - VP & CFO

I don’t think there’s anything else unusual in those trends.

Joe DeMarino - Piper Jaffray - Analyst

Okay, and then moving on here, to the commercial aspect, the commercial side. Do you, or maybe you already said this, but what does your premium per exposure look like in the commercial side? Is that rate flat per exposure or are they down still?

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Pricing overall is flat. It’s up 0.1%. It varies somewhat by line. Pricing is still down somewhat in commercial automobile, pretty flat in workmen compensation, and we’re beginning to get price increases on a total quarter basis. It’s not reflective in our results yet, but going forward we’re getting price increases in the low single-digit range for our property liability and BOP classes. Again, using our new predictive modeling technology.

Joe DeMarino - Piper Jaffray - Analyst

Okay, do you see the decline in exposures bottoming soon?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

No, it may bottom in the next couple of quarters, but for the past couple quarters we’ve been in a net deficit position in terms of our premium audit returns, and we settle those up 12 months after the inception date of the policy. So, as I indicated in my prepared remarks, so we’re a lagging indicator, so even if the economy turns around or stabilizes it’s going to take several quarters for us to fully reflect that in our renewal premium basis, as well in our audit results. So we continue to see a negative affect on our premium basis and on our top line commercial lines for several more quarters.

Anecdotally, talking to our agents, we’ve spent a lot of time talking to our agents. It’s a mixed bag. There are some areas that feel that they’re approaching bottom. There’s other areas where they’re uncertain. There’s a lot of angst and anxiety and uncertainty out there, but we definitely don’t see any pick-up in our premium bases for some time in the future.

Joe DeMarino - Piper Jaffray - Analyst

Certainly not from new business creation, I would suspect?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

No, and we’re hearing anecdotally it’s affecting our new business flow. Our independent agents aren’t seeing much new business either. I think everybody is kind of battening down the hatches, so the new flow for our agents affects the new flow that we’re seeing. We’re up like 1% in business insurance. It hasn’t really affected the new flow yet in personal insurance, but clearly had an affect on our commercial line.

Joe DeMarino - Piper Jaffray - Analyst

Okay, thank you. And just one last question, are you concerned with inflation, at all? In particular, how it relates to your workers comp line and its affect on loss cost there?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

The answer is yes, we are concerned. We don’t expect to see it for the next year or two, but we definitely are concerned about the impact of inflation, as I said, on fixing cars, fixing properties, and on the medical costs related to bodily injury. It affects not just workers compensation, it has an equal affect on bodily injury claims that we settle for our automobile claims and for general liability. So it’s not just a workers compensation phenomenon, it’s really across the board.

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Joe DeMarino - Piper Jaffray - Analyst

Okay, great. Thank you. That’s all I have.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Thank you.

Operator

Our next question comes from Michael Phillips with Stiefel Nicolaus.

Michael Phillips - Stiefel Nicolaus - Analyst

Thanks. Good morning. Does the claim organization have any impact on your loss ratio going forward? And, if so, how do you quantify that?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

It’s an excellent question, Mike. It definitely has an impact on our loss ratio results, both in terms of the expenses related to adjudicating claims and also the speed and quality with which we settle claims.

A big focus on the initiative that we’ve had underway for the last year, so that we call Innovate SA, or Innovate State Auto, has been on the claim area. There’s also a big impact on our underwriting sales organization, as well. But we’ve really been looking in our claim operation for how we can reduce our dependence on third-party appraisers, which cost more, and also contribute to leakage. Leakage is when you look back could you have settled that claim for somewhat less, and when you depend on third-party appraisers there’s always some leakage.

So we have initiatives underway to significantly reduce our dependence on third-party appraisers for our day-to-day property and automobile insurance claims, and we’re bringing in-house as much of the CAT work and large property work as we can. We’re also tightening up our oversight of automobile appraisers, we’re centralizing that.

We also are rapidly building out what we call a house counsel. Our biggest single claim expense is legal expense. We want to bring more of those expenses in-house. Our cost per file is significantly less. We’re expanding from four to 14 offices over the next 18 months. We’re about half way through that build-out cycle right now, but expect to complete it next year.

We have a whole host — I could talk for another 15 minutes — a whole host of claim initiatives underway. And when we talk about the 3 to 4 point improvement in our combined ratio going forward as a result of this Innovate SA, about 60% minimum will come from improvements in our claim operations.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, I guess it’s my impression that a lot of that 3 to 4 points is the expense ratio side, is that correct?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

It’s a mixture of expenses and loss ratio improvement. Much of the expense, in fact, virtually all of the expense related to settling claims is embedded in loss ratio. So we look at it both our underwriting, our general acquisition, our commission, our premium taxes spent, but we also look at the loss adjustment expense that’s embedded in the loss ratio. So when I say it’s going to improve our loss ratio I’m talking about the expenses related to our losses.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, good. Any sense that you have, Bob, of either for your own self or just for competitors, of how the change in the kind of investment horizon has impacted or might impact the speed at which we’ll see a turn in the industry rates?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Well, it hasn’t. Partly, we’ve had a recovery. There’s — we didn’t fall as far so we didn’t come back as much with the book value improvement we saw this year. But my guess is we’re kind of early on in the earnings cycle, but my guess is we’re going to hear lots of positive investment results and lots of book value improvement over the next couple of weeks.

So now how that translates to pricing philosophy, I’m not certain. I can say that what we see in the industry, what we certainly see internally, particularly in, well, in personal and commercial, but particularly in commercial lines is that despite fairly benign pure premium trends the impact of several years of pricing, price discounts is really eroding margins and it’s contributing to deteriorating accident year trends.

Sooner or later that’s got to play out, and sooner or later people have to respond to accident year trends that are performing substandard and respond to it maybe not as aggressively as we’ve seen back in the earlier [time], but definitely respond to it with tighter terms and conditions and more — and increases in pricing.

I think regardless of investments, most people that run operating entities within insurance companies are looking at their accident year results, and when they’re down they’ve got to figure out some way to respond to them, regardless of what goes on in the investment world.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, so I mean it sounds like from at least your own book of business that a more positive investment horizon doesn’t change your rate actions that you plan?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

No, it doesn’t. What changes our rate needs is looking at the accident year trends, and when they start — when they’re above our targets.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, good, thanks. And then, finally, on personal auto, on funded growth, you quantified it, I think you said about 3 points or so that was from rate. Can you quantify, at all, how much of the personal auto growth was from new entry states versus kind of the core states?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Yes, about 35% of our growth was — and this was consistent with what we reported last year, was from expansion states. And we define expansion states as states we weren’t in three to four years ago — Texas, Colorado, Arizona, Connecticut.

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, when you say 35%, so when I look at that 16.5 for personal auto that would have been whatish, without those new states, I guess?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

And I haven’t done the math here, but my guess it’s like 5 to 6 points.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, all right. Thanks very much.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Thank you.

Operator

Our next question comes from Paul Newsome with Sandler O’Neill & Partners.

Paul Newsome - Sandler O’Neill & Partners - Analyst

Hi. I’m sorry, I got myself a little confused on the pricing. I dropped in a little late. But if we look at your book in total, I know you were trying to achieve it, but where are you at on a total basis from a price perspective for sort of an aggregate piece of your book? I apologize if I’m making you repeat something.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

No, that’s okay. From a personal automobile standpoint in the quarter we had a written premium impact of 3.3%. Where obviously earn is lagging behind that, we earned 1.3%. We had a written impact in homeowners in excess of 5%, and in the quarter for all in, for commercial lines it was flat, up 0.1%. And that’s, again, written premium impact, not earn impact.

Paul Newsome - Sandler O’Neill & Partners - Analyst

Okay, because I guess the concern is obviously even with the return to a better weather environment you still could use a fair amount of rate?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Absolutely.

Paul Newsome - Sandler O’Neill & Partners - Analyst

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Yes, and I mean what is your thoughts in terms of decelerating and decelerating that effort?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Personal lines, I’ll talk about that, those efforts have been underway, and we feel very comfortable that we’re going to get ahead of — for personal automobile we’re charging rates that are in excess of what our loss development is right now. What we’ve got to do is we need a year to earn that out.

Homeowners we’re charging rates that anticipate our five-year CAT average in addition to our non-CAT experience. We think, again, as those earn out by the end of next year we’ll have an earned premium increase that will accommodate that loss development.

Commercial lines is a more complicated story. We’ve got different lines, and we also have a situation that where our peer premium trends are still negative. And now there’s exceptions to that, our severity in property puts our large losses during the first two quarters is elevated. But on balance our peer premium trends are still negative. But, as I’ve said, we’ve had since 2004 prices have been in decline for us, as well as for the industry, and no matter how the peer premium trends are trending we need more price to respond to the margin compression and also to anticipate inflation down the road.

Paul Newsome - Sandler O’Neill & Partners - Analyst

Great. Could you give us an update as to some of the properties that are sitting at the mutual company, and any thoughts on when and if they’re going to be coming down into the pool?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Specifically, I think you’re talking about Rockhill?

Paul Newsome - Sandler O’Neill & Partners - Analyst

Sure.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Our specialty company?

Paul Newsome - Sandler O’Neill & Partners - Analyst

Yes.

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Yes, we have been giving that a lot of thought, Paul, and I think we’re going to be in a much better position either at the end of next quarter’s call or early next year to spell out a much more specific strategy of what — how that acquisition, which we just completed in July, will affect or not affect the pool going forward. But we’re not in a position right now to kind of pick and tie the businesses that are going to be in the pool and the businesses that won’t be in the pool. But over the next six months we should be.

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Paul Newsome - Sandler O’Neill & Partners - Analyst

But, irregardless, if that’s the case, it doesn’t look like it’s going to be next year, because if I recall the pool resets at January 1st?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Not really. If we wanted to make a change, and it hasn’t been our practice, and the accountants around here would prefer that it be for the rest of the year, but there’s no — other than that, that there’s no reason that we could make a change that wasn’t at yearend.

Paul Newsome - Sandler O’Neill & Partners - Analyst

Thank you.

Operator

At this time, there are no further questions in queue.

Steve English - State Auto Financial Corporation - VP & CFO

Okay, well, thank you, Tom.

Operator

We just had one more question come in the queue — I’m sorry.

Steve English - State Auto Financial Corporation - VP & CFO

Certainly.

Operator

One moment, please. Our question is from Mike Phillips with Stifel Nicolaus.

Michael Phillips - Stiefel Nicolaus - Analyst

Thanks. Yes, two quick follow-ups. Anything to make on that pretty nice drop-off in the severity for BI? That’s just a one-quarter anomaly, or what’s going to — it’s a pretty big drop, what happened there?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

Yes, I’m looking to Matt Mrozek, our Corporate Actuary.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay.

Matt Mrozek - State Auto Financial Corporation - VP & Corporate Actuary

On that rolling 12-month basis, if you recall last year through the middle of ‘08 we had some increase severity, which at the time were just a couple of quarters. But since that’s in the comparative we’re seeing a relative decrease flowing through in this current trend. So it has more to do with how high we were on BI severity Q2 and Q3 in 2008. Overall, our current trends are much closer to flat for BI severity.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, good, that’s helpful. And then a last one, Bob, you talked about how Rockhill might give you the ability to look at other acquisitions through Rockhill and maybe an MGA type acquisition or something. How does that — if you’ve been looking at those, how does that market look in terms of possible acquisitions going forward? Is it still something you look at, are the prices still out of whack, or how does it look?

Bob Restrepo - State Auto Financial Corporation - Chairman, President & CEO

Yes, we continue to look at MGA, MGU opportunities. Where we’ve been more successful is really hiring people, teams of people, and then providing them the capital to start-up businesses.

So, in the past year we’ve hired teams of people to enter the healthcare market in Rockhill, and by healthcare that’s not professional liability, it’s general liability and some property, but our focus is on casualty, general liability related to healthcare institutions, like assisted living facilities or medical clinics, not hospitals.

We’ve also been building out environmental liability business. We’ve entered the D&O business, hiring an excellent group of underwriters. And we’re also looking at building out an alternative risk transfer business, as well, by again hiring a terrific team of people.

Michael Phillips - Stiefel Nicolaus - Analyst

Okay, thanks, Bob.

Operator

At this time, there are no further questions in queue.

Steve English - State Auto Financial Corporation - VP & CFO

Okay, well, thank you, Tom.

FINAL TRANSCRIPT

Jul. 28. 2009 / 10:00AM ET, STFC - Q2 2009 State Auto Financial Earnings Conference Call

We want to thank all of you for participating in our conference call and for your continued interest in and support of State Auto Financial Corporation. We look forward to speaking with you again on our fourth quarter earnings call, which is currently scheduled for February 18th, 2010. Thank you, and have a nice day.

DISCLAIMER

Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies’ most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY’S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY’S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

© 2009 Thomson Reuters. All Rights Reserved.